UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 9, 2006

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



       North Carolina                   1-13408                  56-1362926
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

   Registrant's Telephone Number, Including Area Code        (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure

         On May 9, 2006, Digital Recorders, Inc. announced that its Digital Recorders (DR) division and TwinVision na, Inc. (TVna) business units, both based in Research Triangle Park, N.C., had meetings and product presentations that were enthusiastically received during the American Public Transportation Association (APTA) Bus & Paratransit Conference, held April 30-May 3, 2006, in Orange County, Calif.

         In the same press release, the Company also discussed its growing backlog and U.S. transit ridership.

         A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.        Financial Statements and Exhibits

(a)  Exhibits.
     99.1     Press release dated May 9, 2006.

Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DIGITAL RECORDERS, INC.

Date: May 9, 2006                By: /s/ DAVID N. PILOTTE
                                    --------------------------------------------
                                     David N. Pilotte
                                     Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
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 99.1    Press release dated May 9, 2006.